Prospectus supplement dated March 9, 2022
to the following prospectus(es):
BOA IV, BOA America's VISION Annuity, Monument Advisor, Monument Advisor Select, Monument Advisor NY, and Monument Advisor Select NY prospectuses dated May 1, 2021
Nationwide Enterprise The Best of America Annuity prospectus dated May 1, 2008
BOA Exclusive prospectus dated May 1, 2004
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At meetings held on November 29 – December 1, 2021, the Board of Trustees (the "Board") of Invesco V.I. Core Bond Fund (the "Board"), approved the merger of the Invesco V.I. Core Bond Fund (the "Target Fund") into the Invesco V.I. Core Plus Bond Fund (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about April 29, 2022 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•	the Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•	the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares
This underlying mutual fund is only available in contracts for which good order applications were received before April 29, 2022
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Total return, comprised of current income and capital appreciation.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
PROS-0648
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